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                                                              Exhibit 99.B(5)(a)

                                                                 [contract#####]

                    LIBERTY LIFE ASSURANCE COMPANY OF BOSTON
  APPLICATION FOR MODIFIED SINGLE PAYMENT VARIABLE LIFE INSURANCE AND CONTRACT
                                   INFORMATION

1. Plan:     / / Single Life                                     2.
             / / Single Life w/Last Survivor Benefit Agreement      Initial Payment            $______________

Additional Agreements                                               Initial Death Benefit      $______________
________________________________________________

3.                         INSURED A                             4.                        INSURED B

--------------------------------------------------------------   -------------------------------------------------------------
  First                  MI                    Last                First                  MI                    Last

--------------------------------------------------------------   -------------------------------------------------------------
  Street                                                           Street

--------------------------------------------------------------   -------------------------------------------------------------
  City                 State                    Zip                City                   State                  Zip

--------------------------------------------------------------   -------------------------------------------------------------
Telephone Number       (home)                 (work)             Telephone Number        (home)                 (work)

3A.                                                              4A.
Birth Date  ________________                 Age ______          Birth Date  ________________                  Age ______

Place of Birth ________________      / / Male  / / Female        Place of Birth ________________       / / Male  / / Female


-----------------------------        -----------------------     -----------------------------        -----------------------
  Social Security Number                    Occupation               Social Security Number                   Occupation


5.  Will this contract replace any existing life insurance policy or annuity contract in this or any other company?
    Yes / / No / /              If yes, please list company name and policy/contract number(s).
    Company name: ________________________________            Policy/Contract Number ___________________

    OWNER(S) (IF OTHER THAN PROPOSED INSURED(S))
6.  Name                                                             Address

Tax ID/Social Security Number

If payor is other than owner:                                        Payor  Address

Name:

    BENEFICIARY     All designated beneficiaries will be considered primary beneficiaries, sharing equally, unless otherwise indicated.
7.

                         RELATIONSHIP   PRIMARY  CONTINGENT                             RELATIONSHIP   PRIMARY   CONTINGENT
      NAME               (TO INSURED)     %          %               NAME               (TO INSURED)      %          %
---------------------------------------------------------------------------------------------------------------------------


   PAYMENT ALLOCATION   Allocations must total 100%. The minimum percentage allocation is [5%] and must be in whole numbers.
8.                                                                   If chosen do not complete allocation percentages below.
   ASSET ALLOCATION  MODEL ______________________________________    Asset Allocation Models are rebalanced quarterly.

8A.                                            8B.
   FIXED ACCOUNT          _____%                  First Year Fixed Account Guaranteed Interest Rate  _______ %

8C. SUB-ACCOUNTS          Please make no more than [10] selections.

310 AIM V.I. Govt. Securities       ____% 440 Dreyfus IP Tech. Growth             ____%  520 MFS VIT High Income             ____%
350 AIM V.I. International Growth   ____% 460 Dreyfus Stock Index                 ____%  540 MFS VIT Utilities               ____%
370 AIM V.I. Technology             ____% 470 Dreyfus VIF Appreciation            ____%  560 MFS VIT Investors Trust         ____%
380 AIM V.I. Capital Appreciation   ____% 471 Dreyfus Socially Responsible Growth ____%  570 MFS VIT Research                ____%
110 Colonial Strategic Income       ____% 472 Dreyfus IP Emerging Leaders         ____%  571 MFS VIT Capital Opportunities   ____%
120 Columbia High Yield             ____% 600 Franklin Money Market               ____%  580 MFS VIT Emerging Growth         ____%
160 Liberty Growth & Income         ____% 610 Franklin Strategic Income           ____%  200 Liberty Money Market            ____%
170 Colonial Small Cap Value        ____% 650 Templeton Growth                    ____%  230 Liberty Asset Allocation        ____%
                                          660 Franklin Growth & Income            ____%  270 Columbia Large Cap Growth       ____%
                                          670 Franklin Large Cap Growth           ____%  Other                               ____%


SPV-9890-APP      [copy  1 to Liberty Life]    [copy 2 to agent]    [copy 3  to client]           5/05
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                                                                 [contract#####]

UNDERWRITING INFORMATION      Please answer Yes or No, circle all that apply and
                              provide details as requested.

                                                                                          INSURED A         INSURED B
                                                                                         ------------------------------
                                                                                         YES      NO       YES      NO
                                                                                         ------------------------------
9.  Has the insured been:
A.  Hospitalized or surgically treated within the last 2 years for heart disease?        / /      / /      / /      / /
B.  Treated within the last 5 years for cancer?                                          / /      / /      / /      / /
C.  Diagnosed with or treated by a member of the medical profession for:  stroke or other cerebrovascular disease (TIA), diabetes treated with insulin, kidney disease (not to include bladder or prostate), Alzheimer's disease or other neurological disorder, liver disease, organ transplant, Acquired
    Immunodeficiency Syndrome (AIDS) or AIDS Related Complex (ARC),
    alcohol or drug abuse?                                                               / /      / /      / /      / /
D.  Turned down, cancelled or refused renewal of life or health
    insurance?                                                                           / /      / /      / /      / /

                                                                                          INSURED A        INSURED B
                                                                                         ------------------------------
                                                                                         YES      NO       YES      NO
                                                                                         ------------------------------
10. Has the insured been:
A.  Diagnosed with or treated within the last 10 years for: heart disease or arrhythmia, blood pressure treated with medication, vascular or circulatory disease, fainting spells, emphysema or other chronic lung or respiratory disorder (COPD), cancer, diabetes, Crohn's disease, regional enteritis,
    ulcerative colitis, or chronic gastritis?                                            / /      / /      / /      / /
B.  Unable to work or perform regular activities for more than 7 consecutive days
    within the past 6 months because of  sickness or injury?                             / /      / /      / /      / /
C.  Hospitalized for any reason within the last 6 months?                                / /      / /      / /      / /
D.  Charged an extra rate for life or health insurance?                                  / /      / /      / /      / /

CLASS DETERMINATION                                                                       INSURED A        INSURED B
                                                                                         ------------------------------
                                                                                         STANDARD / /     STANDARD / /
                                                                                         CLASS A   / /    CLASS A   / /
                                                                                         ------------------------------
11. Has the Insured used tobacco of any kind within the last 12 months?                  Yes      / /     Yes      / /
                                                                                         No       / /     No       / /
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12. Provide full details here for questions 9 and 10 answered "Yes." Please include date of onset, any medications taken, treatment received, names of hospitals and treating physicians.

QUES.      NAME OF PROPOSED        DETAILS/CONDITIONS/       ONSET     RECOVERY
 No.           INSURED                COMPLICATIONS          MO/YR      MO/YR        NAME & ADDRESS OF PHYSICIANS & HOSPITALS
-----------------------------------------------------------------------------------------------------------------------------



SUITABILITY

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
                              PLEASE READ CAREFULLY                                        YES        NO
---------------------------------------------------------------------------------------------------------
13. Did you receive the current prospectus for the life contract applied for?              / /       / /
14. Do you understand that the contract values including the Death Benefit may increase or decrease, depending on the investment performance of the
    sub-accounts?                                                                          / /       / /
15. Do you understand that the contract may lapse only if the surrender value
    becomes insufficient to cover the Monthly Deductions?                                  / /       / /
16. Do you understand that the initial payment may be held in the Fixed Account
    until after your Right to Return period expires?                                       / /       / /
17. Do you believe that this contract is consistent with your insurance needs and
    financial objectives?                                                                  / /       / /
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AGENT

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
To the best of your knowledge, will the          Bank Name/GA                   Branch
contract applied for replace any existing life
insurance or annuity in this or any
other company?           Yes / /  No / /

Agent Name                                       FAX Number                     Agent License Number

Agent Signature                                  Telephone Number               Split Commissions Yes / /  No / / _____% to
                                                                                Name:
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SPV-9890-APP   [copy 1 to Liberty Life]  [copy 2 to agent]  [copy 3  to client]

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                                                                 [contract#####]

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
SPECIAL REQUESTS                                                                           YES         NO
-----------------------------------------------------------------------------------------------------------
18. Is Dollar Cost Averaging elected?                                                      / /         / /
19. Is Asset Rebalancing elected?    (Do not complete if an Asset Allocation Model
    is used.)                                                                              / /         / /
20. Please indicate if you refuse Telephone Transfer privileges. / /
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    If you answered Yes to question 18, applicable administrative form(s) must be completed and submitted for your elections to be effective.

SIGNATURES

AUTHORIZATION TO OBTAIN INFORMATION
I AUTHORIZE any licensed physician, medical practitioner, hospital, clinic, other medical or medically-related facility, insurance or reinsuring company, the Medical Information Bureau, Inc. (MIB), consumer reporting agency, employer or former employer to give Liberty Life Assurance Company of Boston (Liberty), its employees and reinsurers any information about my: physical or mental condition, character, general reputation, habits, finances, insurance history; occupation; and hobbies. I also authorize Liberty to obtain an investigative consumer report on me. This authorization applies to all types of information, including but not limited to information regarding HIV infection, AIDS, mental health and substance abuse.

I AM AWARE that Liberty will use this information to determine if I am eligible for insurance or for benefits under an in force policy/contract. I am aware that Liberty may give this information to: its reinsurers, the MIB; other persons or entities that perform services related to my application or claim; or as may be authorized or required by law.

I AGREE that this form shall be valid for 30 months from the date below. I agree that a copy will be as valid as this original.

I HAVE received the Notice of Information Practices and the notices required by the Federal Fair Credit Reporting Act and MIB.

LIVING BENEFIT DISCLOSURE ACKNOWLEDGEMENT
I acknowledge that Liberty's Accelerated Death Benefit is available under this contract and I have read the disclosure pertaining to Liberty's Living Benefit.

SOCIAL SECURITY OR TAX IDENTIFICATION NUMBER (TIN) CERTIFICATION By signing this application, the named Owner certifies under penalties of perjury that: (1) the TIN shown on Questions 3 and 4 of this application is correct, and (2) that I am not subject to backup withholding either because I have not been notified that I am subject to backup withholding as a result of a failure to report all interest or dividends, or the Internal Revenue Service has notified me that I am no longer subject to backup withholding. (if you are subject to backup withholding, cross out item 2 above).

THE AMOUNT AND DURATION OF THE DEATH BENEFIT AND OTHER VALUES PROVIDED BY THIS CONTRACT ARE BASED ON THE INVESTMENT EXPERIENCE OF THE SEPARATE ACCOUNT, THE FIXED ACCOUNT EARNINGS AND CONTRACT CHARGES. SEPARATE ACCOUNT VALUES ARE VARIABLE AND MAY INCREASE OR DECREASE. THESE VALUES ARE NOT GUARANTEED AS TO FIXED DOLLAR AMOUNT.

INSURING AGREEMENT
I/we declare that all statements and answers given in this application are true and complete to the best of my/our knowledge and belief. I/we also agree that they will form the basis for, and be a part of, any contract of insurance issued by the Company. I/we also agree that: No sales representative has the authority to determine insurability, waive any rights or requirements of the Company, or make or modify any contract of insurance. No information obtained by any such person will bind the Company unless set out in writing in a part of the application.

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
---------------------------------------------------        ------------------------------------------------
           Signature of Insured A                                          Signature of Insured B


---------------------------------------------------        ------------------------------------------------
          Signature of Joint Owner                            Signature of Owner if Other than Insured(s)


Dated at                        on
         ---------------------      ---------------        ------------------------------------------------
           City and State            Contract Date              Signature of Registered Representative

OFFICE USE ONLY
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SPV-9890-APP   [copy 1 to Liberty Life]  [copy 2 to agent]   [copy 3  to client]
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